COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                         BEAR STEARNS ASSET BACKED SECURITIES, INC.
                                      ASSET-BACKED CERTIFICATES, SERIES 2003-02

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NEW ISSUE COMPUTATIONAL MATERIALS


$535,467,000 (APPROXIMATE +/-10%)

ASSET-BACKED CERTIFICATES,
SERIES 2003-02


BEAR STEARNS ASSET-BACKED SECURITIES, INC.
Issuer

EMC MORTGAGE CORPORATION
Mortgage Loan Seller

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
Master Servicer

All Statistical Information based upon Information as of May 1, 2003


JUNE 17, 2003

                                      BEAR
                                    STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

 STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER
                                  INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

GENERAL INFORMATION: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns. and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                                    COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                         BEAR STEARNS ASSET BACKED SECURITIES, INC.
                                      ASSET-BACKED CERTIFICATES, SERIES 2003-02

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              CERTIFICATE INFORMATION TO 10% OPTIONAL CLEAN-UP CALL

---------- --------------- ------------------ -------------- ---------------- ----------- --------- ---------------------------
            CERTIFICATE         RATINGS            CE           PASS-THRU       WINDOW      WAL            CERTIFICATE
  CLASS       SIZE (1)      MOODY'S/S&P/FTC    LEVELS (1)         RATE          (MOS)      (YRS)               TYPE
---------- --------------- ------------------ -------------- ---------------- ----------- --------- ---------------------------
   A-1       $192,704,000     Aaa/AAA/AAA        13.50% (2)   LIBOR (3)(7)       1-91      2.564          Group I Senior
---------- --------------- ------------------ -------------- ---------------- ----------- --------- ---------------------------
   A-2       $239,206,000     Aaa/AAA/AAA        13.50% (2)   LIBOR (4)(7)       1-77      1.946         Group II Senior
---------- --------------- ------------------ -------------- ---------------- ----------- --------- ---------------------------
   A-3        $31,269,000     Aaa/AAA/AAA        13.50% (2)   LIBOR (4)(7)      77-91      7.374       Group II Senior Mezz
---------- --------------- ------------------ -------------- ---------------- ----------- --------- ---------------------------
  A-IO       Notional (5)     Aaa/AAA/AAA        13.50% (2)       5.000%         N/A       1.233*        NAS IO (30-mos)
---------- --------------- ------------------ -------------- ---------------- ----------- --------- ---------------------------
   M-1        $26,773,000      Aa2/AA/AA          8.50% (2)   LIBOR (6)(7)      39-91      5.065       Crossed Subordinate
---------- --------------- ------------------ -------------- ---------------- ----------- --------- ---------------------------
   M-2        $24,096,000       A2/A/A            4.00% (2)   LIBOR (6)(7)      38-91      5.034        Crossed Subordinate
---------- --------------- ------------------ -------------- ---------------- ----------- --------- ---------------------------
    B         $21,419,000    Baa2/BBB/BBB         0.00% (2)   LIBOR (6)(7)      37-91      4.993        Crossed Subordinate
---------- --------------- ------------------ -------------- ---------------- ----------- --------- ---------------------------

NOTES:    - Prepayment Pricing Speed Assumption is 25% CPR      - Certificates will be priced to a 10% clean-up call
          - Certificates are subject to a variance of +/- 10%   -*Class A-IO duration provided under
            column WAL

(1) The class sizes and credit enhancement levels are subject to change based upon the final pool and rating agency evaluation of subordination, overcollateralization ("OC") and excess spread.

(2) Credit enhancement for the Certificates will be provided by a combination of subordination, OC and excess spread all as more fully described herein. The expected initial credit enhancement percentages are as provided above. The initial OC amount will equal 0.00% as of the Cut-Off Date. Beginning on the distribution date in August 2003, all excess spread will be applied to pay principal, resulting in a limited acceleration of the Certificates thereby creating OC up to an OC Target, expected to be approximately 1.80% of the Cut-Off Date unpaid principal balance of the mortgage loans.

(3) The Pass-Through Rate for the Class A-1 Certificates will be a floating rate based on One-Month LIBOR plus the respective Margin subject to the lesser of a) 11% and b) the Group I Net Rate Cap. The Group I Net Rate Cap will equal a) until the distribution date in December 2005, the weighted average of the net mortgage rates on all of the mortgage loans adjusted for the interest payable on the Class A-IO Certificates and b) thereafter, the weighted average of the net rates on the Group I mortgage loans. On the first distribution date after the first possible optional termination date, the margin for the Class A-1 Certificates will increase by 2 times.

(4) The Pass-Through Rate for the Class A-2 and Class A-3 Certificates will be a floating rate based on One-Month LIBOR plus the respective Margin subject to the lesser of a) 11% and b) the Group II Net Rate Cap. The Group II Net Rate Cap will equal a) until the distribution date in December 2005, the weighted average of the net mortgage rates on all of the mortgage loans adjusted for the interest payable on the Class A-IO Certificates and b) thereafter, the weighted average of the net rates on the Group II mortgage loans. On the first distribution date after the first possible optional termination date, the margin for the Class A-2 and Class A-3 Certificates will increase by 2 times.

(5) The Class A-IO Certificates will not have a class certificate balance and will not be entitled to distributions of principal. The Class A-IO Certificates will accrue interest based on a Notional Amount equal to the lesser of $53,547,000 and the aggregate principal balance of the mortgage loans for the first 30 distribution dates at a fixed rate as shown above.

(6) The Pass-Through Rate for the Class M-1, Class M-2 and Class B Certificates will be a floating rate based upon One-Month LIBOR plus the respective Margin, subject to the lesser of a) 11% and b) the Combined Net Rate Cap. The Combined Net Rate Cap will be the lesser of the Group I Net Rate Cap or the Group II Net Rate Cap. On the first distribution date after the first possible optional termination date, the respective margins for the Class M and Class B Certificates will increase by 1.5 times.

(7) The holders of the Certificates will be entitled to the benefit of two Yield Maintenance Agreements (as described more fully herein) purchased with respect to the Group I and Group II fixed-rate mortgage loans. If on a distribution date the amount of interest payable to the Certificates is limited by the respective Net Rate Cap, the trustee will withdraw from the Yield Maintenance Account an amount equal to the lesser of (a) the excess of the applicable Pass-Through Rate over the rate as so limited by the applicable Net Rate Cap and (b) the amount received under the Yield Maintenance Agreement. The Yield Maintenance Account, Strike Prices and Counterparty are all further described herein.

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                                    COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                         BEAR STEARNS ASSET BACKED SECURITIES, INC.
                                      ASSET-BACKED CERTIFICATES, SERIES 2003-02

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THE COLLATERAL

     - Conventional, one- to four-family, fixed and adjustable-rate mortgage loans secured by first and second liens on residential mortgage properties as briefly described in the table below.

     - The collateral will be divided into Group I and Group II as shown below.

     - The mortgage loans are serviced by EMC Mortgage Corp (approximately 67%), Wells Fargo Home Mortgage, Inc. (approximately 21%) and Irwin (approximately 12%).

     - The mortgage pool includes approximately 5.5% of loans that are secured by second or more junior liens.

     - As of the Cut-Off Date, no more than approximately [3%] of the mortgage loans will be 31-60 days delinquent.

     - The mortgage loans originated by Wells Fargo are generally loans that fall outside of their standard origination guidelines based on a variety of factors including debt ratios, loan balances, loan-to-value ratios, lack of primary mortgage insurance, delinquency history or document deficiencies.

     - The mortgage loans have been acquired by the Mortgage Loan Seller from a variety of sources. Approximately 2% and 14% of the mortgage loans were acquired in a bankruptcy auction of the assets of Superior Bank or United Companies respectively.

  ---------------- ------------------ ------------- ------- -------- -------- ------- -------- --------- ------ --------
   LOAN TYPES OF        INDEX/         PRINCIPAL     % OF    GROSS     WAM     AGE     OTERM    GROSS    CURR
      GROUP I            TERM           BALANCE      POOL     WAC    (MOS.)   (MOS.)  (MOS.)    MARGIN    LTV    FICO
  ---------------- ------------------ ------------- ------- -------- -------- ------- -------- --------- ------ --------
        ARM            1 YR CMT        $55,806,511   25.1%    6.41%    327      36      363     3.19%    72.%     632
  ---------------- ------------------ ------------- ------- -------- -------- ------- -------- --------- ------ --------
        ARM            6MO LIBOR       $70,053,516   31.4%    8.77%    323      31      354     5.82%     78%     591
  ---------------- ------------------ ------------- ------- -------- -------- ------- -------- --------- ------ --------
        ARM           1YEAR LIBOR      $16,458,965   7.39%    6.09%    350      10      360     2.95%     71%     676
  ---------------- ------------------ ------------- ------- -------- -------- ------- -------- --------- ------ --------
        ARM           11DIST COFI       $9,055,820   4.06%    5.78%    259     111      370     2.65%     69%     592
  ---------------- ------------------ ------------- ------- -------- -------- ------- -------- --------- ------ --------
        ARM              OTHER          $4,420,925   1.98%    5.69%    309      56      365     2.55%     71%     641
  ---------------- ------------------ ------------- ------- -------- -------- ------- -------- --------- ------ --------
                      Total ARMs:     $155,795,738   69.9%    7.38%    323      36      359     4.29%     75%     616
  ---------------- ------------------ ------------- ------- -------- -------- ------- -------- --------- ------ --------
  Fixed/1st Lien      Full Amort       $66,983,860   30.0%    6.92%    304      22      326       --      73%     653
  ---------------- ------------------ ------------- ------- -------- -------- ------- -------- --------- ------ --------
  Fixed/2nd Lien      Full Amort           $47,005   0.02%   11.07%    302      4       306       --      91%     667
  ---------------- ------------------ ------------- ------- -------- -------- ------- -------- --------- ------ --------
                     Total Fixed:      $66,983,860   30.1%    6.92%    304      22      326       --      73%     653
  ---------------- ------------------ ------------- ------- -------- -------- ------- -------- --------- ------ --------
                   Total Portfolio:   $222,779,598    100%    7.24%    318      31      349       --      75%     627
  ---------------- ------------------ ------------- ------- -------- -------- ------- -------- --------- ------ --------

  ---------------- ------------------ ------------- ------- -------- -------- ------- -------- --------- ------ --------
   LOAN TYPES OF        INDEX/         PRINCIPAL     % OF    GROSS     WAM     AGE     OTERM    GROSS    CURR
     GROUP II            TERM           BALANCE      POOL     WAC    (MOS.)   (MOS.)  (MOS.)    MARGIN    LTV    FICO
  ---------------- ------------------ ------------- ------- -------- -------- ------- -------- --------- ------ --------
        ARM            1 YR CMT            $82,878   0.03%    4.12%    189     171      360     2.75%     70%     537
  ---------------- ------------------ ------------- ------- -------- -------- ------- -------- --------- ------ --------
        ARM            6MO LIBOR       $15,439,865   4.94%    9.19%    266      68      334     5.06%     82%     573
  ---------------- ------------------ ------------- ------- -------- -------- ------- -------- --------- ------ --------
                      Total ARMs:      $15,522,743   4.96%    9.16%    266      68      334     5.04%     82%     572
  ---------------- ------------------ ------------- ------- -------- -------- ------- -------- --------- ------ --------
  Fixed/1st Lien        Balloon         $4,604,633   1.47%    9.79%    85       78      164       --      71%     605
  ---------------- ------------------ ------------- ------- -------- -------- ------- -------- --------- ------ --------
  Fixed/2nd Lien        Balloon        $15,051,083   4.81%   11.28%    175      5       180       --      95%     689
  ---------------- ------------------ ------------- ------- -------- -------- ------- -------- --------- ------ --------
  Fixed/1st Lien      Full Amort      $263,924,938   84.4%    7.74%    310      22      332       --      79%     653
  ---------------- ------------------ ------------- ------- -------- -------- ------- -------- --------- ------ --------
  Fixed/2nd Lien      Full Amort       $13,584,015   4.34%   11.84%    250      15      265       --      91%     642
  ---------------- ------------------ ------------- ------- -------- -------- ------- -------- --------- ------ --------
                     Total Fixed:     $297,164,669   95.0%    8.14%    297      22      319       --      89%     669
  ---------------- ------------------ ------------- ------- -------- -------- ------- -------- --------- ------ --------
                   Total Portfolio:   $312,687,412    100%    8.19%    295      24      319       --      80%     650
  ---------------- ------------------ ------------- ------- -------- -------- ------- -------- --------- ------ --------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                                    COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                         BEAR STEARNS ASSET BACKED SECURITIES, INC.
                                      ASSET-BACKED CERTIFICATES, SERIES 2003-02

-------------------------------------------------------------------------------

ALL COLLATERAL INFORMATION PROVIDED HEREIN HAS BEEN CALCULATED USING INFORMATION
 AS OF MAY 1, 2003 AND MAY DIFFER +/-10% FROM THE FINAL CHARACTERISTICS OF THE
                     MORTGAGE POOL AS OF THE CUT-OFF DATE.

SUMMARY OF TERMS

DEPOSITOR:                         Bear Stearns Asset Backed Securities, Inc.

MORTGAGE LOAN SELLER:              EMC Mortgage Corporation

MASTER SERVICER:                   Wells Fargo Bank Minnesota, National
                                   Association

SERVICERS:                         EMC Mortgage Corp (67%), Wells Fargo Home
                                   Mortgage, Inc. (21%) and Irwin (12%).

SOLE MANAGER:                      Bear, Stearns & Co. Inc.

YIELD MAINTENANCE PROVIDER:        [Bear Stearns Financial Products Inc.
                                   ("BSFP"), a subsidiary of the Bear Stearns
                                   Companies and an affiliate of Bear, Stearns &
                                   Co. Inc. and EMC Mortgage Corporation. BSFP is rated Aaa/AAA by Moody's and S&P, respectively.]

TRUSTEE:                           JPMorgan Chase Bank

RATING AGENCIES:                   Moody's Investors Service, Standard & Poor's
                                   Ratings Group and FitchRatings.

CUT-OFF DATE:                      June 1, 2003

SETTLEMENT DATE:                   On or about June 30, 2003

DISTRIBUTION DATE:                 25th day of each month (or the next business
                                   day), commencing July 2003

OPTIONAL CALL:                     10% clean-up call

REGISTRATION:                      The Certificates will be available in
                                   book-entry form through DTC.

DENOMINATIONS:                     The Certificates are issuable in minimum
                                   denominations of an original amount of
                                   $25,000 and multiples of $1,000 in excess thereof.

FEDERAL TAX ASPECTS:               REMIC (one or more)

ERISA CONSIDERATIONS:              The Certificates generally may be purchased
                                   by, on behalf of, or with plan assets of, a Plan, if a prohibited transaction class exemption, based on the identity of the fiduciary making the decision to acquire such Certificates on behalf of the Plan or the source of funds for such acquisition, is applicable to the acquisition, holding and transfer of the Certificates.

SMMEA ELIGIBILITY:                 None of the Certificates will be 'mortgage
                                   related securities' for purposes of the
                                   Secondary Mortgage Market Enhancement Act of
                                   1984.

P&I ADVANCES:                      Each servicer will be obligated to advance,
                                   or cause to be advanced, cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent that the related servicer reasonably believes that such cash advances can be repaid from future payments on the related mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the Certificates and are not intended to guarantee or insure against losses. The
                                   Master Servicer will be obligated to
                                   back-stop the servicer's obligation.

NET MORTGAGE RATE:                 On any mortgage loan, the then applicable
                                   mortgage rate thereon minus the sum of (1) the Servicing Fee Rate (ranging from 0.25% to
                                   0.50%) and (2) the Master Servicing Fee Rate
                                   (0.01%).

INTEREST PAYMENTS:                 On each Distribution Date holders of the
                                   Certificates will be entitled to receive the interest that has accrued on the Certificates at the related pass-through rate during the related accrual period, and any interest due on a prior Distribution Date that was not paid.

                                   The 'accrual period' for all of the
                                   Certificates, other than the Class A-IO
                                   Certificates, will be the period from and including the preceding distribution date (or from the settlement date with respect to the first distribution date) to and including the day prior to the current distribution date. The `accrual period' for the Class A-IO Certificates will be the calendar month immediately preceding the calendar month in which a Distribution Date occurs.

                                   The trustee will calculate interest on Class
                                   A-1, Class A-2, Class A-3, Class M-1, Class
                                   M-2 and Class B Certificates, on an
                                   actual/360 basis and for the Class A-IO
                                   Certificates on a 30/360 basis.

PRINCIPAL PAYMENTS:                The Class M and B Certificates will not
                                   receive any principal payments until after the Stepdown Date or during a Trigger Event, unless the principal balance of the Class A
                                   Certificates is equal to zero.

                                   After the Stepdown Date, so long as a Trigger Event is not in effect, principal will be paid to the Class A, Class M and Class B Certificates as described under the "Priority of Payments."

CREDIT ENHANCEMENT:                Subordination: Initially, 13.50% for the
                                   Class A Certificates, 8.50% for the Class M-1
                                   Certificates, 4.00 % for the Class M-2
                                   Certificates and 0.00% for the Class B
                                   Certificates.

                                   o  Overcollateralization ("OC")
                                      INITIAL (% Orig.)           0.00%
                                      OC TARGET (% Orig.)         1.80%
                                      STEPDOWN (% Current)        3.60%
                                      OC FLOOR (% Orig.)          0.50%

                                   Excess spread, which will initially be equal to approximately [490] bps per annum (before losses), is expected to be available to cover losses and to build OC commencing on the August 2003 Distribution Date. See schedule of excess spread herein.

INTEREST DISTRIBUTION AMOUNT:      For any distribution date and each class of
                                   offered certificates, the amount of interest accrued during the related Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance or Notional
                                   Amount of such Class immediately prior to such distribution date, in each case, reduced by any prepayment interest shortfalls to the extent not covered by compensating interest payable by the Master Servicer.

PRINCIPAL REMITTANCE AMOUNT:       With respect to any distribution date, the
                                   principal portion of all scheduled or
                                   unscheduled collections received or advanced on each mortgage loan.

PRINCIPAL DISTRIBUTION AMOUNT:     With respect to any distribution date, the
                                   Basic Principal Distribution Amount plus the
                                   Extra Principal Distribution Amount.

BASIC PRINCIPAL DISTRIBUTION
AMOUNT: With respect to any distribution date, the excess of (i) the Principal Remittance Amount for such distribution date over (ii) the Overcollateralization Release Amount, if any, for such distribution date.

EXTRA PRINCIPAL DISTRIBUTION
AMOUNT: With respect to any distribution date, the lesser of (x) the Net Monthly Excess Cash-flow for such distribution date and (y) the Overcollateralization Deficiency Amount for such distribution date.

NET MONTHLY EXCESS CASH-FLOW:      For any distribution date, the excess of (x)
                                   the Available Funds for such distribution date over (y) the sum for such distribution date of (A) the Interest Distribution Amounts for the certificates, (B) the Unpaid Interest
                                   Shortfall Amounts for the Class A
                                   Certificates and (C) the Principal
                                   Distribution Amount.

STEPDOWN DATE:                     The earlier to occur of (i) the distribution
                                   date on which the aggregate Certificate
                                   Principal Balance of the Class A Certificates has been reduced to zero and (ii) the later to occur of (x) the distribution date occurring in July 2006 and (y) the first distribution date for which the aggregate
                                   Certificate Principal Balance of the Class M and Class B Certificates and the Overcollateralized Amount divided by the aggregate Stated Principal Balance of the mortgage loans is greater than or equal to 30.60%.

TRIGGER EVENT:                     A 'Trigger Event,' with respect to each
                                   Distribution Date after the Stepdown Date, exists if the three-month rolling average of the percent equal to the sum of the Stated
                                   Principal Balances of the mortgage loans that are 61 days or more delinquent or are in bankruptcy or foreclosure or are REO properties over the sum of the Stated
                                   Principal Balances of the mortgage loans as of the last day of the related due period, equals or exceeds 50% of the aggregate amount of the Class M and Class B Certificates plus the Overcollateralization Amount and certain loss tests as described in the prospectus supplement.

PRIORITY OF PAYMENTS:              On each Distribution Date, distributions on
                                   the Certificates, to the extent of available funds, will be made according to the following priority:

                                   INTEREST DISTRIBUTIONS:

                                   1)  To the holders of the Class A and Class
                                       A-IO Certificates, the related Interest
                                       Distribution Amount and related Unpaid
                                       Interest Shortfall Amount;
                                   2)  To the holders of the Class M-1, Class
                                       M-2 and Class B Certificates,
                                       sequentially, the Interest Distribution
                                       Amount for each such class;

                                   PRINCIPAL DISTRIBUTIONS:
                                   PRIOR TO THE STEPDOWN DATE OR ON WHICH A
                                   TRIGGER EVENT IS IN EFFECT

                                   1)  To the holders of the Class A-1
                                       Certificates and the holders of the Class
                                       A-2 and Class A-3 Certificates, the Group
                                       I and Group II Principal Distribution
                                       Amount respectively until the Certificate
                                       Principal Balance has been reduced to
                                       zero. The Group II Principal Distribution
                                       Amount will be distributed first to Class
                                       A-2 until the certificate principal
                                       balance thereof is reduced to zero and
                                       then to Class A-3;
                                   2)  To the holders of the Class M-1, Class
                                       M-2 and Class B Certificates,
                                       sequentially, until the Certificate
                                       Principal Balance of each such class has been reduced to zero;

                                   ON OR AFTER THE STEPDOWN DATE ON WHICH A
                                   TRIGGER EVENT IS NOT IN EFFECT

                                   1)  To the holders of the Class A-1
                                       Certificates and the Class A-2 and Class
                                       A-3 Certificates, the respective Class A
                                       Principal Distribution Amount from the
                                       Group I and Group II mortgage loans
                                       respectively, until the related
                                       Certificate Principal Balance has been
                                       reduced to zero. The Group II Class A
                                       Principal distribution Amount will be
                                       distributed first to Class A-2 until the certificates principal balance thereof is reduced to zero and then to Class A-3;
                                   2)  To the holders of the Class M-1
                                       Certificates, the Class M-1 Principal
                                       Distribution Amount until the Certificate
                                       Principal Balance thereof has been
                                       reduced to zero;
                                   3)  To the holders of the Class M-2
                                       Certificates, the Class M-2 Principal
                                       Distribution Amount until the Certificate
                                       Principal Balance thereof has been
                                       reduced to zero; and
                                   4)  To the holders of the Class B
                                       Certificates, the Class B Principal
                                       Distribution Amount until the Certificate
                                       Principal Balance thereof has been
                                       reduced to zero.

                                   NET MONTHLY EXCESS CASHFLOW:

                                   1) To the holders of the class or classes of Certificates then entitled to receive distributions in respect of principal, in an amount equal to any Extra Principal Distribution Amount, payable to such holders as part of the Principal Distribution Amount;
                                   2)  To the holders of the Class M-1
                                       Certificates, in an amount equal to the
                                       Unpaid Interest Shortfall Amount and any
                                       Allocated Realized Loss Amount, in that
                                       order, for such certificates;
                                   3)  To the holders of the Class M-2
                                       Certificates, in an amount equal to the
                                       Unpaid Interest Shortfall Amount and any
                                       Allocated Realized Loss Amount, in that
                                       order, for such certificates;
                                   4)  To the holders of the Class B
                                       Certificates, in an amount equal to the
                                       Unpaid Interest Shortfall Amount and any
                                       Allocated Realized Loss Amount, in that
                                       order, for such certificates; and
                                   5)  To the holders of the Class B-IO
                                       Certificates and the Class R
                                       Certificates, as provided in the pooling and servicing agreement.

CLASS A PRINCIPAL DISTRIBUTION
AMOUNT: For any applicable distribution date, an amount equal to the excess (if any) of (A) the Certificate Principal Balance of the Group I or Group II Class A Certificates immediately prior to such distribution date over (B) the lesser of (x) 69.40% of the aggregate Stated Principal Balance of the Group I or Group II mortgage loans, as of the last day of the related due period and (y) the aggregate Stated Principal Balance of the Group I or Group II mortgage loans, as of the last day of the related due period less the Overcollateralization Floor.

CLASS M-1 PRINCIPAL DISTRIBUTION
AMOUNT: For any applicable distribution date, an amount equal to the excess (if any) of (A) the sum of (1) the Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount for that distribution date) and (2) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such distribution date over (B) the lesser of (x) 79.40% of the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period and (y) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period less the
                                   Overcollateralization Floor.

CLASS M-2 PRINCIPAL DISTRIBUTION
AMOUNT: For any applicable distribution date, an amount equal to the excess (if any) of (A) the sum of (1) the Certificate Principal Balance of the Class A and Class M-1 Certificates (after taking into account the payment of the Class A and Class M-1 Principal Distribution Amounts for that distribution date) and (2) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such distribution date over (B) the lesser of (x) 88.40% of the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period and (y) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period less the
                                   Overcollateralization Floor.

CLASS B PRINCIPAL DISTRIBUTION
AMOUNT: For any applicable distribution date, an amount equal to the excess (if any) of (A) the sum of (1) the Certificate Principal Balance of the Class A, Class M-1 and Class M-2 Certificates (after taking into account the payment of the Class A, Class M-1 and Class M-2 Principal Distribution Amounts for that distribution date) and (2) the Certificate Principal Balance of the Class B Certificates immediately prior to such distribution date over (B) the lesser of (x) 96.40% of the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period and (y) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period less the
                                   Overcollateralization Floor.

OVERCOLLATERALIZATION DEFICIENCY
AMOUNT: For any distribution date, the amount, if any, by which the Overcollateralization Target Amount exceeds the Overcollateralized Amount on such distribution date.

OVERCOLLATERALIZATION RELEASE
AMOUNT: For any Distribution Date, the lesser of (x) the Principal Remittance Amount for such Distribution Date and (y) the excess, if any, of (i) the Overcollateralized Amount for such Distribution Date (assuming 100% of the Principal Remittance Amount is applied as a principal payment on such Distribution Date) over (ii) the Overcollateralization Target Amount for such Distribution Date.

OVERCOLLATERALIZATION TARGET
AMOUNT: Equal to 1.80% of the Cut-Off Date unpaid principal balance. As of June 1, 2003 the OC Target Amount would have been approximately $9.64 million.

OVERCOLLATERALIZED AMOUNT:         For any distribution date, the amount, if
                                   any, by which (i) the aggregate principal balance of the mortgage loans exceeds (ii) the aggregate Certificate Principal Balance of the offered certificates (other than the Class A-IO Certificates) as of such distribution date.

REALIZED LOSSES:                   Any loss on a mortgage loan attributable to
                                   the mortgagor's failure to make any payment of principal or interest as required under the mortgage note.

ALLOCATION OF LOSSES:              Any Realized Losses on the mortgage loans
                                   will be allocated on any distribution date, first, to Net Monthly Excess Cashflow, second, in reduction of the
                                   Overcollateralization Amount, third, to the
                                   Class B Certificates, fourth, to the Class
                                   M-2 Certificates, and fifth, to the Class M-1
                                   Certificates. After the Class M-1, Class M-2 and Class B Certificates have been reduced to zero, any losses on the Group II mortgage loans will be allocated to the Class A-3
                                   Certificates. The pooling and servicing
                                   agreement does not permit the allocation of Realized Losses to the Class A-1 or Class A-2
                                   Certificates.

                                   Once Realized Losses have been allocated to the Class B, Class M or Class A-3 Certificates, such amounts with respect to such certificates will no longer accrue interest.

ALLOCATED REALIZED LOSS AMOUNT:    With respect to Class A-3, Class M-1, Class
                                   M-2 or Class B Certificates and any
                                   distribution date, an amount equal to the sum of any Realized Loss allocated to that class of Certificates on that distribution date and any Allocated Realized Loss Amount for that class remaining unpaid from the previous distribution date.

YIELD MAINTENANCE AGREEMENTS:      The transaction will benefit from a series of
                                   interest rate cap payments from the Yield
                                   Maintenance Provider pursuant to two separate yield maintenance agreements. The yield maintenance agreements will be purchased with respect to the fixed rate Group I and Group
                                   II mortgage loans, and are intended to
                                   partially mitigate the interest rate risk that could result from the difference between the Formula Rate on the Certificates and the respective Net Rate Cap (the "Yield
                                   Maintenance Agreements").

                                   On each Distribution Date, payments under the Group I Yield Maintenance Agreement will be made on an amount equal to the lesser of (a) the aggregate Principal Balance of the Group I fixed rate mortgage loans as of such Distribution Date and (b) the notional amount schedule based on an amortization schedule applying 15% CPR through January 2011 (assuming no losses or delinquencies), and zero thereafter. It is anticipated that the Group I Yield Maintenance will include the following terms:

                                   NOTIONAL BALANCE                    STRIKE RATE    MONTHS

                                   Group I Fixed Rate Loans @ 15% CPR  5.00%          1-30

                                   Group I Fixed Rate Loans @ 15% CPR  6.00%          31-91


                                   On each Distribution Date, payments under the Group II Yield Maintenance Agreement will be made on an amount equal to the lesser of (a) the aggregate Principal Balance of the Group II fixed rate mortgage loans as of such Distribution Date and (b) the notional amount schedule based on an amortization schedule applying 15% CPR through January 2011 (assuming no losses or delinquencies), and zero thereafter. It is anticipated that the Group II Yield Maintenance will include the following terms:

                                   NOTIONAL BALANCE                        STRIKE RATE             MONTHS

                                   Group II Fixed Rate Loans @ 15% CPR      5.00%                  1-30

                                   Group II Fixed Rate Loans @ 15% CPR      6.00%                  31-91

--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT AND HAS BEEN PROVIDED BASED ON
                         INFORMATION AS OF MAY 1, 2003
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
LOAN CHARACTERISTIC OF GROUP I                      FIXED POOL            ADJUSTABLE POOL                 TOTAL POOL
---------------------------------------------------------------------------------------------------------------------
 Expected Pool Balance                             $66,983,860               $155,795,738               $222,779,598
 Average Balance                                      $146,573                   $135,592                   $138,717
 % Conforming Balances                                  76.08%                     71.55%                     72.91%
---------------------------------------------------------------------------------------------------------------------
 WA Gross WAC                                          6.9191%                    7.3828%                     7.243%
 Range of Gross WAC                           4.984% - 13.350%           3.000% - 14.000%           3.000% - 14.000%
 WA Net WAC (%)                                        6.5283%                    6.9217%                     6.803%
 WAM (mos)                                                 304                        323                        318
 WA Age (mos)                                               22                         36                         31
 WA Orig. Term (mos)                                       326                        359                        349
---------------------------------------------------------------------------------------------------------------------
Fixed Rate Balloon                                         N/A                        N/A                        N/A
Fixed Rate Fully Amortizing                            100.00%                        N/A                     30.07%
Adjustable Rate                                            N/A                    100.00%                     69.93%
---------------------------------------------------------------------------------------------------------------------
 First Lien / Second Lien                       99.93% / 0.07%             99.99% / 0.01%             99.97% / 0.03%
---------------------------------------------------------------------------------------------------------------------
CURRENT BALANCE
$0 - $49,999                                             2.97%                      5.01%                      4.40%
$50,000 - $99,999                                       13.76%                     18.53%                     17.10%
$100,000 - $149,999                                     21.56%                     17.62%                     18.80%
$150,000 - $199,999                                     15.99%                     12.69%                     13.68%
$200,000 - $249,999                                     11.64%                      8.17%                      9.21%
$250,000 - $299,999                                      9.21%                      8.43%                      8.66%
$300,000 - $349,999                                      4.98%                      4.83%                      4.88%
$350,000 - $399,999                                      6.13%                      3.37%                      4.20%
$400,000 - $449,999                                      1.94%                      3.28%                      2.88%
$450,000 - $499,999                                      4.24%                      4.28%                      4.27%
$500,000 - $549,999                                      0.76%                      2.71%                      2.12%
$550,000 - $599,999                                       ---%                      1.83%                      1.28%
$600,000 - $649,999                                      1.86%                      1.60%                      1.68%
$650,000 - $799,999                                      2.26%                      1.83%                      1.92%
$800,000 or above                                        2.78%                      5.84%                      4.91%
---------------------------------------------------------------------------------------------------------------------
INTEREST RATE
Up to 5.999%                                            13.93%                     34.31%                     28.19%
6.000% - 6.999%                                         46.25%                     11.21%                     21.68%
7.000% - 7.999%                                         23.16%                     12.24%                     15.52%
8.000% - 8.999%                                         11.66%                     19.68%                     17.27%
9.000% - 9.999%                                          3.73%                     12.08%                      9.57%
10.000% - 10.999%                                        0.70%                      6.42%                      4.70%
11.000% - 11.999%                                        0.42%                      3.02%                      2.24%
12.000% - 12.999%                                        0.12%                      0.91%                      0.67%
13.000% - 13.999%                                        0.03%                      0.15%                      0.11%
14.000% - 14.999%                                         ---%                      0.06%                      0.04%

--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT AND HAS BEEN PROVIDED BASED ON
                         INFORMATION AS OF MAY 1, 2003
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
LOAN CHARACTERISTIC OF GROUP I                     FIXED POOL             ADJUSTABLE POOL                    TOTAL POOL
------------------------------------------------------------------------------------------------------------------------
AGE (MONTHS)
0 - 12                                                 62.02%                      54.36%                        56.66%
13 - 24                                                15.22%                       7.13%                         9.56%
25 - 36                                                 7.15%                       4.46%                         5.27%
37 - 48                                                 1.97%                       5.11%                         4.17%
49 - 60                                                 3.06%                       1.24%                         1.78%
61 - 72                                                 1.17%                      15.99%                        11.53%
73 - 84                                                 1.30%                       0.79%                         0.94%
85 - 96                                                 6.64%                       1.16%                         2.81%
97 and Greater                                          1.47%                       9.76%                         7.27%
ORIGINAL TERM
5-15 Years                                             16.81%                       0.93%                         5.70%
16-30 Years                                            83.19%                      99.07%                        94.30%
------------------------------------------------------------------------------------------------------------------------
CREDIT SCORE
Weighted Average                                          653                         616                           627
Not Available                                          1.01 %                       0.41%                         0.59%
Up to 549                                              20.08%                      29.56%                        26.71%
550 to 599                                              8.51%                      18.38%                        15.41%
600 to 649                                             11.53%                      14.32%                        13.48%
650 to 699                                             24.26%                      14.32%                        17.31%
700 to 749                                             13.41%                      13.17%                        13.24%
750 to 799                                             19.74%                       9.64%                        12.68%
800 and above                                           1.46%                       0.19%                         0.57%
------------------------------------------------------------------------------------------------------------------------
 CURRENT CLTV
 Weighted Average                                      73.44%                      74.98%                        74.52%
 % LTV's > 80%                                         32.49%                      30.98%                        31.44%
 % of LTV's > 80% with MI                              43.12%                      35.64%                        42.24%
Insurance
------------------------------------------------------------------------------------------------------------------------
ORIGINAL CLTV
Weighted Average                                       75.35%                      77.13%                        76.60%
Up to 10.00%                                             ---%                        ---%                          ---%
10.01 - 20.00%                                          0.32%                       0.19%                         0.23%
20.01% - 30.00%                                         0.48%                       0.39%                         0.42%
30.01% - 40.00%                                         4.86%                       0.73%                         1.97%
40.01% - 50.00%                                         6.77%                       3.42%                         4.43%
50.01% - 60.00%                                         5.00%                       5.13%                         5.09%
60.01% - 70.00%                                        15.36%                      15.71%                        15.61%
70.01% - 80.00%                                        33.72%                      40.60%                        38.53%
80.01% - 90.00%                                        12.97%                      21.33%                        18.82%
90.01% - 100.00%                                       18.10%                      11.95%                        13.80%
100.01% and above                                       2.43%                       0.55%                         1.12%
------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT AND HAS BEEN PROVIDED BASED ON
                         INFORMATION AS OF MAY 1, 2003
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
LOAN CHARACTERISTIC OF GROUP I                                                                               TOTAL POOL
------------------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS
 Owner Occupied                                        90.39%                       93.91%                       92.85%
 Investor Property                                      6.39%                        4.30%                        4.93%
 Second Home                                            3.22%                        1.79%                        2.22%
------------------------------------------------------------------------------------------------------------------------
LOAN PURPOSE
 Purchase Money                                        47.23%                       37.68%                       40.55%
Construction                                            2.65%                        0.96%                       1.47 %
 Cash-Out Refi                                         24.01%                       39.28%                       34.69%
 Rate/Term Refi                                        25.10%                       17.35%                       19.68%
 Other                                                  1.02%                        0.10%                        3.61%
------------------------------------------------------------------------------------------------------------------------
INSURANCE
 Conventional w/MI                                     20.33%                       12.19%                       14.64%
 Conventional w/o MI                                   79.67%                       87.81%                       85.36%
------------------------------------------------------------------------------------------------------------------------
GEOGRAPHIC CONCENTRATION (> 5%)
 Arizona                                                6.55%                        1.71%                        0.51%
 California                                            44.40%                       21.52%                       28.40%
 Florida                                               12.59%                        6.24%                        8.15%
 Georgia                                                9.18%                        2.11%                        4.24%
 Illinois                                              10.50%                        4.64%                        6.40%
 New York                                                ---%                        6.76%                        4.73%
 Washington                                              ---%                        5.06%                        3.54%
------------------------------------------------------------------------------------------------------------------------
PROPERTY TYPE
 Single Family Detached                                73.93%                       79.57%                       77.87%
 Condominium                                            9.81%                        8.04%                        8.58%
 2-4 Family                                             3.82%                        4.17%                        4.06%
 Planned Unit Development                              10.79%                        7.19%                        8.27%
 Manufactured Home                                      0.13%                        0.11%                        0.11%
 Other                                                  0.42%                        0.93%                        1.11%
------------------------------------------------------------------------------------------------------------------------
LOAN TYPE
 Fixed Rate Balloon                                      ---%                         ---%                         ---%
 Fixed Rate Fully Amortizing                          100.00%                         ---%                       30.07%
 1-YR CMT                                                ---%                       35.82%                       25.05%
WSJ 6-Month LIBOR                                        ---%                       44.63%                       31.21%
 Other                                                   ---%                       19.55%                       13.67%
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT AND HAS BEEN PROVIDED BASED ON
                         INFORMATION AS OF MAY 1, 2003
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
LOAN CHARACTERISTIC OF GROUP I                     FIXED POOL                   ADJUSTABLE                   TOTAL POOL
------------------------------------------------------------------------------------------------------------------------
GROSS MARGIN
Weighted Average (Arms Only)                                                        4.298%                       4.298%
Fixed Rate Mortgage Loans                             100.00%                          N/A                       30.07%
Up to 2.999%                                             ---%                       49.17%                       34.39%
3.000% - 3.999%                                          ---%                        2.25%                        1.58%
4.000% - 4.999%                                          ---%                        8.47%                        5.92%
5.000% - 5.999%                                          ---%                       16.44%                       11.50%
6.000% - 6.999%                                          ---%                       13.56%                        9.48%
7.000% - 7.999%                                          ---%                        5.97%                        4.18%
8.000% and above                                         ---%                        4.13%                        2.88%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
MAXIMUM INTEREST RATE
Weighted Average (Arms Only)                                                        13.47%                       13.47%
Fixed Rate Mortgage Loans                             100.00%                          N/A                       30.07%
Up to 11.999%                                            ---%                       41.34%                       28.91%
12.000% - 12.999%                                        ---%                        5.51%                        3.86%
13.000% - 13.999%                                        ---%                        7.63%                        5.34%
14.000% - 14.999%                                        ---%                       12.29%                        8.60%
15.000% - 15.999%                                        ---%                       11.86%                        8.29%
16.000% - 16.999%                                        ---%                       14.94%                       10.45%
17.000% - 17.999%                                        ---%                        5.23%                        3.66%
18.000% - 18.999%                                        ---%                        0.81%                        0.57%
19.000% - 19.999%                                        ---%                        0.31%                        0.22%
20.000% and above                                        ---%                        0.06%                        0.04%
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
MONTHS TO NEXT RATE ADJUSTMENT
Weighted Average (Arms Only)                                                           25%                          25%
Fixed Rate Mortgage Loans                             100.00%                          N/A                       30.07%
0-3                                                      ---%                       25.92%                       18.12%
4-7                                                      ---%                       11.24%                        7.86%
8-11                                                     ---%                        6.07%                        4.25%
12-15                                                    ---%                        8.35%                        5.84%
16-19                                                    ---%                        8.27%                        5.78%
20-23                                                    ---%                        0.94%                        0.66%
24-39                                                    ---%                       14.91%                       10.42%
40-43                                                    ---%                        1.32%                        0.92%
44-47                                                    ---%                        1.79%                        1.25%
48-51                                                    ---%                        4.55%                        3.18%
52-55                                                    ---%                        6.71%                        4.69%
56-59                                                    ---%                        0.88%                        0.62%
60-63                                                    ---%                        0.39%                        0.28%
64-67                                                    ---%                        2.07%                        1.44%
68-71                                                    ---%                        0.17%                        0.12%
72-75                                                    ---%                        2.34%                        1.64%
76-79                                                    ---%                        2.86%                        2.00%
80-83                                                    ---%                        0.24%                        0.17%
84-87                                                    ---%                        0.28%                        0.20%
88+                                                      ---%                        0.69%                        0.48%
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT AND HAS BEEN PROVIDED BASED ON
                         INFORMATION AS OF MAY 1, 2003
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
LOAN CHARACTERISTIC OF GROUP II                     FIXED POOL             ADJUSTABLE POOL                TOTAL POOL
---------------------------------------------------------------------------------------------------------------------
 Expected Pool Balance                            $297,164,669                 $15,522,743              $312,687,412
 Average Balance                                       $96,670                     $49,435                   $92.293
 % Conforming Balances                                  77.86%                        100%                    78.96%
---------------------------------------------------------------------------------------------------------------------
 WA Gross WAC                                           8.141%                      9.164%                   8.1921%
 Range of Gross WAC                           3.695% - 17.990%            4.125% - 11.500%          3.695% - 17.990%
 WA Net WAC (%)                                        7.6746%                      8.654%                   7.7233%
 WAM (mos)                                                 297                         266                       295
 WA Age (mos)                                               22                          68                        24
 WA Orig. Term (mos)                                       319                         334                       319
---------------------------------------------------------------------------------------------------------------------
Fixed Rate Balloon                                       6.61%                         N/A                     6.29%
Fixed Rate Fully Amortizing                             93.39%                         N/A                    88.75%
Adjustable Rate                                            N/A                     100.00%                     4.96%
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
 First Lien / Second Lien                       90.36% / 9.64%             100.00% / 0.00%            90.84% / 9.16%
---------------------------------------------------------------------------------------------------------------------
CURRENT BALANCE
$0 - $49,999                                            12.40%                      38.85%                    13.71%
$50,000 - $99,999                                       17.22%                      53.88%                    19.04%
$100,000 - $149,999                                     16.26%                       5.19%                    15.71%
$150,000 - $199,999                                     13.57%                       2.07%                    13.00%
$200,000 - $249,999                                      8.66%                        ---%                     8.23%
$250,000 - $299,999                                      8.18%                        ---%                     7.77%
$300,000 - $349,999                                      6.29%                        ---%                     5.98%
$350,000 - $399,999                                      4.48%                        ---%                     4.25%
$400,000 - $449,999                                      3.69%                        ---%                     3.50%
$450,000 - $499,999                                      1.46%                        ---%                     1.38%
$500,000 - $549,999                                      1.76%                        ---%                     1.67%
$550,000 - $599,999                                      0.98%                        ---%                     0.93%
$600,000 - $649,999                                      1.26%                        ---%                     1.19%
$650,000 - $799,999                                      2.01%                        ---%                     1.92%
$800,000 or above                                        1.79%                        ---%                     1.70%
---------------------------------------------------------------------------------------------------------------------
INTEREST RATE
Up to 5.999%                                             7.96%                       0.53%                     7.61%
6.000% - 6.999%                                         25.82%                        ---%                    24.54%
7.000% - 7.999%                                         26.15%                                                25.28%
                                                                          8.65%
8.000% - 8.999%                                         13.78%                      51.20%                    15.64%
9.000% - 9.999%                                          6.75%                      17.37%                     7.28%
10.000% - 10.999%                                        5.44%                      19.75%                     6.15%
11.000% - 11.999%                                        7.46%                       2.50%                     7.22%
12.000% - 12.999%                                        4.32%                        ---%                     4.11%
13.000% - 13.999%                                        1.69%                        ---%                     1.61%
14.000% - 14.999%                                        0.56%                        ---%                      054%
15.000% and above                                        0.04%                        ---%                     0.04%
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT AND HAS BEEN PROVIDED BASED ON
                         INFORMATION AS OF MAY 1, 2003
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
LOAN CHARACTERISTIC OF GROUP II                    FIXED POOL             ADJUSTABLE POOL                    TOTAL POOL
------------------------------------------------------------------------------------------------------------------------
AGE (MONTHS)
0 - 12                                                 68.82%                       0.96%                        65.46%
13 - 24                                                 9.24%                       1.57%                         8.86%
25 - 36                                                 2.63%                        ---%                         2.50%
37 - 48                                                 1.04%                        ---%                         0.99%
49 - 60                                                 1.64%                        ---%                         1.56%
61 - 72                                                 0.30%                      96.47%                         5.07%
73 - 84                                                10.86%                       0.48%                        10.34%
85 - 96                                                 3.22%                        ---%                         3.06%
97 and Greater                                          2.26%                       0.53%                         2.17%
ORIGINAL TERM
5-15 Years                                             18.25%                       8.58%                        17.76%
16-30 Years                                            81.75%                      91.42%                        87.24%
------------------------------------------------------------------------------------------------------------------------
CREDIT SCORE
Weighted Average                                          654                         572                           650
Not Available                                           0.28%                       0.24%                         0.28%
Up to 549                                              16.22%                      44.04%                        17.60%
550 to 599                                              9.98%                      20.24%                        10.49%
600 to 649                                             15.62%                      21.17%                        15.89%
650 to 699                                             24.39%                       8.19%                        23.58%
700 to 749                                             20.69%                       5.36%                        19.93%
750 to 799                                             11.70%                       0.76%                        11.16%
800 and above                                           1.12%                        ---%                         1.06%
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
 CURRENT CLTV
 Weighted Average                                      80.27%                      82.28%                        80.37%
 % LTV's > 80%                                         47.05%                      71.10%                        48.24%
 % of LTV's > 80% with MI                              25.86%                       0.00%                        23.93%
Insurance
------------------------------------------------------------------------------------------------------------------------
ORIGINAL CLTV
Weighted Average                                       82.64%                      88.09%                        82.92%
Up to 10.00%                                            0.73%                        ---%                           69%
10.01 - 20.00%                                          0.10%                       0.23%                         0.11%
20.01% - 30.00%                                         0.30%                       0.04%                         0.28%
30.01% - 40.00%                                         1.25%                       0.48%                         1.21%
40.01% - 50.00%                                         1.75%                       0.46%                         1.69%
50.01% - 60.00%                                         5.35%                       0.89%                         5.13%
60.01% - 70.00%                                         9.36%                       2.01%                         9.00%
70.01% - 80.00%                                        29.84%                      10.11%                        28.86%
80.01% - 90.00%                                        17.97%                      38.35%                        18.98%
90.01% - 100.00%                                       31.90%                      47.03%                        32.65%
100.01% and above                                       1.46%                       0.41%                         1.41%
------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT AND HAS BEEN PROVIDED BASED ON
                         INFORMATION AS OF MAY 1, 2003
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
LOAN CHARACTERISTIC OF GROUP II                                                                              TOTAL POOL
------------------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS
 Owner Occupied                                        93.27%                         100%                       93.61%
 Investor Property                                      5.50%                         ---%                        5.23%
 Second Home                                            1.22%                         ---%                        1.61%
------------------------------------------------------------------------------------------------------------------------
LOAN PURPOSE
 Purchase Money                                        35.94%                        0.70%                       34.19%
 Construction                                           1.12%                         ---%                       1.06 %
 Cash-Out Refi                                         42.29%                       97.47%                       45.03%
 Rate/Term Refi                                        18.94%                         ---%                       18.00%
 Other                                                  1.71%                        1.82%                        1.71%
------------------------------------------------------------------------------------------------------------------------
INSURANCE
 Conventional w/MI                                     13.21%                        0.53%                       12.58%
 Conventional w/o MI                                   86.78%                       99.47%                       87.42%
------------------------------------------------------------------------------------------------------------------------
GEOGRAPHIC CONCENTRATION (> 5%)
 California                                            16.61%                        1.02%                       15.84%
 New Jersey                                             6.85%                        1.77%                        6.60%
 New York                                              10.29%                        5.14%                       10.04%
 Pennsylvania                                           5.01%                        4.99%                        5.01%
 Texas                                                  5.30%                         ---%                        5.03%
 Virginia                                               5.05%                        1.22%                        4.86%
------------------------------------------------------------------------------------------------------------------------
PROPERTY TYPE
 Single Family Detached                                75.10%                       96.75%                       76.17%
 Condominium                                            3.47%                        0.50%                        3.32%
 2-4 Family                                             8.60%                        2.02%                        8.28%
 Planned Unit Development                              10.60%                         ---%                       10.08%
 Manufactured Home                                      0.66%                         ---%                        0.63%
 Other                                                  1.57%                        0.73%                        1.51%
------------------------------------------------------------------------------------------------------------------------
LOAN TYPE
 Fixed Rate Balloon                                     6.61%                         ---%                        6.29%
 Fixed Rate Fully Amortizing                           93.39%                         ---%                       88.75%
 1-YR CMT                                                ---%                        0.53%                        0.03%
WSJ 6-Month LIBOR                                        ---%                       99.46%                        4.94%
------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT AND HAS BEEN PROVIDED BASED ON
                         INFORMATION AS OF MAY 1, 2003
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
LOAN CHARACTERISTIC OF GROUP II                    FIXED POOL                   ADJUSTABLE                   TOTAL POOL
------------------------------------------------------------------------------------------------------------------------
GROSS MARGIN
Weighted Average (Arms Only)                                                         5.04%                        5.04%
Fixed Rate Mortgage Loans                             100.00%                          N/A                       95.04%
Up to 2.999%                                             ---%                        0.53%                        0.03%
3.000% - 3.999%                                          ---%                        0.09%                        0.01%
4.000% - 4.999%                                          ---%                       33.81%
                                                                                                      1.68%
5.000% - 5.999%                                          ---%                       65.57%                        3.26%
------------------------------------------------------------------------------------------------------------------------
MAXIMUM INTEREST RATE
Weighted Average (Arms Only)                                                        16.66%                       16.66%
Fixed Rate Mortgage Loans                             100.00%                          N/A                       95.04%
12.000% - 12.999%                                        ---%                        0.22%                        0.01%
13.000% - 13.999%                                        ---%                        0.53%                        0.03%
14.000% - 14.999%                                        ---%                        0.55%                        0.03%
15.000% - 15.999%                                        ---%                       10.59%                        0.53%
16.000% - 16.999%                                        ---%                       70.40%                        3.49%
17.000% - 17.999%                                        ---%                       17.70%                        0.88%
------------------------------------------------------------------------------------------------------------------------
MONTHS TO NEXT RATE ADJUSTMENT
Weighted Average (Arms Only)                                                            3%                           3%
Fixed Rate Mortgage Loans                             100.00%                          N/A                       95.04%
0-3                                                      ---%                       60.78%                        3.01%
4-7                                                      ---%                       38.18%                        1.90%
8-11                                                     ---%                        1.03%                        0.05%
------------------------------------------------------------------------------------------------------------------------


This table shows estimated coupons for each class of floating rate bonds, assuming that Rates go to 11% after the initial interest accrual period and a prepayment speed of 25% CPR:

----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION      CLASS A-1         CLASS A-2        CLASS A-3         CLASS M-1        CLASS M-2         CLASS B
DATE              EST. COUPON %     EST. COUPON %    EST. COUPON %     EST. COUPON %    EST. COUPON %     EST. COUPON %
----------------------------------------------------------------------------------------------------------------------------
25-Jul-03             1.6463           1.6962            1.9962           2.2462            3.2462           4.7462
--------------------------------------------------------------------------------------------------------------------
25-Aug-03             9.9212               11                11               11                11               11
--------------------------------------------------------------------------------------------------------------------
25-Sep-03             9.8816               11                11               11                11               11
--------------------------------------------------------------------------------------------------------------------
25-Oct-03            10.5416               11                11               11                11               11
--------------------------------------------------------------------------------------------------------------------
25-Nov-03             9.9328               11                11               11                11               11
--------------------------------------------------------------------------------------------------------------------
25-Dec-03            10.6433               11                11               11                11               11
--------------------------------------------------------------------------------------------------------------------
25-Jan-04             9.9675               11                11               11                11               11
--------------------------------------------------------------------------------------------------------------------
25-Feb-04             9.9215               11                11               11                11               11
--------------------------------------------------------------------------------------------------------------------
25-Mar-04            11.1903               11                11               11                11               11
--------------------------------------------------------------------------------------------------------------------
25-Apr-04             9.9062               11                11               11                11               11
--------------------------------------------------------------------------------------------------------------------
25-May-04            10.5574               11                11               11                11               11
--------------------------------------------------------------------------------------------------------------------
25-Jun-04             9.8605               11                11               11                11               11
--------------------------------------------------------------------------------------------------------------------
25-Jul-04            10.5342               11                11               11                11               11
--------------------------------------------------------------------------------------------------------------------
25-Aug-04             9.8519               11                11               11                11               11
--------------------------------------------------------------------------------------------------------------------
25-Sep-04            10.2517               11                11               11                11               11
--------------------------------------------------------------------------------------------------------------------
25-Oct-04            10.9548               11                11               11                11               11
--------------------------------------------------------------------------------------------------------------------
25-Nov-04            10.2712               11                11               11                11               11
--------------------------------------------------------------------------------------------------------------------
25-Dec-04            11.0286               11                11               11                11               11
--------------------------------------------------------------------------------------------------------------------
25-Jan-05            10.2786               11                11               11                11               11
--------------------------------------------------------------------------------------------------------------------
25-Feb-05            10.2396               11                11               11                11               11
--------------------------------------------------------------------------------------------------------------------
25-Mar-05            12.9401               11                11               11                11               11
--------------------------------------------------------------------------------------------------------------------
25-Apr-05            10.7508               11                11               11                11               11
--------------------------------------------------------------------------------------------------------------------
25-May-05            11.4076               11                11               11                11               11
--------------------------------------------------------------------------------------------------------------------
25-Jun-05            10.6949               11                11               11                11               11
--------------------------------------------------------------------------------------------------------------------
25-Jul-05            11.3562               11                11               11                11               11
--------------------------------------------------------------------------------------------------------------------
25-Aug-05             10.573               11                11               11                11               11
--------------------------------------------------------------------------------------------------------------------
25-Sep-05            10.9958               11                11               11                11               11
--------------------------------------------------------------------------------------------------------------------
25-Oct-05            11.7767               11                11               11                11               11
--------------------------------------------------------------------------------------------------------------------
25-Nov-05            10.9295               11                11               11                11               11
--------------------------------------------------------------------------------------------------------------------
25-Dec-05              9.566               11                11               11                11               11
--------------------------------------------------------------------------------------------------------------------
25-Jan-06            11.8666               11                11               11                11               11
--------------------------------------------------------------------------------------------------------------------
25-Feb-06            11.8719               11                11               11                11               11
--------------------------------------------------------------------------------------------------------------------


Estimated coupons for each class of floating rate bonds, assuming that Rates go to 11% after the initial interest accrual period and a prepayment speed of 25% CPR continued:

----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION      CLASS A-1         CLASS A-2        CLASS A-3         CLASS M-1        CLASS M-2         CLASS B
DATE              EST. COUPON %     EST. COUPON %    EST. COUPON %     EST. COUPON %    EST. COUPON %     EST. COUPON %
----------------------------------------------------------------------------------------------------------------------------
25-Mar-06          15.3023               11                11               11                11               11
------------------------------------------------------------------------------------------------------------------
25-Apr-06          12.5122               11                11               11                11               11
------------------------------------------------------------------------------------------------------------------
25-May-06          13.5206               11                11               11                11               11
------------------------------------------------------------------------------------------------------------------
25-Jun-06          12.5718               11                11               11                11               11
------------------------------------------------------------------------------------------------------------------
25-Jul-06          13.5511               11                11               11                11               11
------------------------------------------------------------------------------------------------------------------
25-Aug-06          12.5712               11                11               11                11               11
------------------------------------------------------------------------------------------------------------------
25-Sep-06          12.9428               11                11               11                11               11
------------------------------------------------------------------------------------------------------------------
25-Oct-06          13.9976               11                11               11                11               11
------------------------------------------------------------------------------------------------------------------
25-Nov-06          13.0474               11                11               11                11               11
------------------------------------------------------------------------------------------------------------------
25-Dec-06          14.0276               11                11               11                11               11
------------------------------------------------------------------------------------------------------------------
25-Jan-07          13.1116               11                11               11                11               11
------------------------------------------------------------------------------------------------------------------
25-Feb-07          13.4247               11                11               11                11               11
------------------------------------------------------------------------------------------------------------------
25-Mar-07          16.6169               11                11               11                11               11
------------------------------------------------------------------------------------------------------------------
25-Apr-07          13.6355               11                11               11                11               11
------------------------------------------------------------------------------------------------------------------
25-May-07          12.2789               11                11               11                11               11
------------------------------------------------------------------------------------------------------------------
25-Jun-07               11               11                11               11                11               11
------------------------------------------------------------------------------------------------------------------
25-Jul-07               11               11                11               11                11               11
------------------------------------------------------------------------------------------------------------------
25-Aug-07               11               11                11               11                11               11
------------------------------------------------------------------------------------------------------------------
25-Sep-07               11               11                11               11                11               11
------------------------------------------------------------------------------------------------------------------
25-Oct-07               11               11                11               11                11               11
------------------------------------------------------------------------------------------------------------------
25-Nov-07               11               11                11               11                11               11
------------------------------------------------------------------------------------------------------------------
25-Dec-07               11               11                11               11                11               11
------------------------------------------------------------------------------------------------------------------
25-Jan-08               11               11                11               11                11               11
------------------------------------------------------------------------------------------------------------------
25-Feb-08               11               11                11               11                11               11
------------------------------------------------------------------------------------------------------------------
25-Mar-08               11               11                11               11                11               11
------------------------------------------------------------------------------------------------------------------
25-Apr-08               11               11                11               11                11               11
------------------------------------------------------------------------------------------------------------------
25-May-08               11               11                11               11                11               11
------------------------------------------------------------------------------------------------------------------
25-Jun-08               11               11                11               11                11               11
------------------------------------------------------------------------------------------------------------------
25-Jul-08               11               11                11               11                11               11
------------------------------------------------------------------------------------------------------------------
25-Aug-08               11               11                11               11                11               11
------------------------------------------------------------------------------------------------------------------
25-Sep-08               11               11                11               11                11               11
------------------------------------------------------------------------------------------------------------------
25-Oct-08               11               11                11               11                11               11
------------------------------------------------------------------------------------------------------------------
25-Nov-08               11               11                11               11                11               11
------------------------------------------------------------------------------------------------------------------
25-Dec-08               11               11                11               11                11               11
------------------------------------------------------------------------------------------------------------------

Estimated coupons for each class of floating rate bonds, assuming that Rates go to 11% after the initial interest accrual period and a prepayment speed of 25% CPR continued:

----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION      CLASS A-1         CLASS A-2        CLASS A-3         CLASS M-1        CLASS M-2         CLASS B
DATE              EST. COUPON %     EST. COUPON %    EST. COUPON %     EST. COUPON %    EST. COUPON %     EST. COUPON %
----------------------------------------------------------------------------------------------------------------------------
25-Jan-09                11               11                11               11                11               11
-------------------------------------------------------------------------------------------------------------------
25-Feb-09                11               11                11               11                11               11
-------------------------------------------------------------------------------------------------------------------
25-Mar-09                11               11                11               11                11               11
-------------------------------------------------------------------------------------------------------------------
25-Apr-09                11               11                11               11                11               11
-------------------------------------------------------------------------------------------------------------------
25-May-09                11               11                11               11                11               11
-------------------------------------------------------------------------------------------------------------------
25-Jun-09                11               11                11               11                11               11
-------------------------------------------------------------------------------------------------------------------
25-Jul-09                11               11                11               11                11               11
-------------------------------------------------------------------------------------------------------------------
25-Aug-09                11               11                11               11                11               11
-------------------------------------------------------------------------------------------------------------------
25-Sep-09                11               11                11               11                11               11
-------------------------------------------------------------------------------------------------------------------
25-Oct-09                11               11                11               11                11               11
-------------------------------------------------------------------------------------------------------------------
25-Nov-09                11               11                11               11                11               11
-------------------------------------------------------------------------------------------------------------------
25-Dec-09                11                0                11               11                11               11
-------------------------------------------------------------------------------------------------------------------
25-Jan-10                11                0                11               11                11               11
-------------------------------------------------------------------------------------------------------------------
25-Feb-10                11                0                11               11                11               11
-------------------------------------------------------------------------------------------------------------------
25-Mar-10                11                0                11               11                11               11
-------------------------------------------------------------------------------------------------------------------
25-Apr-10                11                0                11               11                11               11
-------------------------------------------------------------------------------------------------------------------
25-May-10                11                0                11               11                11               11
-------------------------------------------------------------------------------------------------------------------
25-Jun-10                11                0                11               11                11               11
-------------------------------------------------------------------------------------------------------------------
25-Jul-10                11                0                11               11                11               11
-------------------------------------------------------------------------------------------------------------------
25-Aug-10                11                0                11               11                11               11
-------------------------------------------------------------------------------------------------------------------
25-Sep-10                11                0                11               11                11               11
-------------------------------------------------------------------------------------------------------------------
25-Oct-10                11                0                11               11                11               11
-------------------------------------------------------------------------------------------------------------------
25-Nov-10                11                0                11               11                11               11
-------------------------------------------------------------------------------------------------------------------
25-Dec-10                11                0                11               11                11               11
-------------------------------------------------------------------------------------------------------------------
25-Jan-11                 0                0                 0                0                 0                0
-------------------------------------------------------------------------------------------------------------------


The following table shows the approximate amount of excess spread based on the pricing speed and assuming that there are no losses.

---------------------------------------------------------
DISTRIBUTION               APPROXIMATE EXCESS
DATE                       SPREAD IN BASIS POINTS
---------------------------------------------------------
25-Jul-03                               524
---------------------------------------------------------
25-Aug-03                               483
---------------------------------------------------------
25-Sep-03                               481
---------------------------------------------------------
25-Oct-03                               487
---------------------------------------------------------
25-Nov-03                               478
---------------------------------------------------------
25-Dec-03                               481
---------------------------------------------------------
25-Jan-04                               473
---------------------------------------------------------
25-Feb-04                               471
---------------------------------------------------------
25-Mar-04                               481
---------------------------------------------------------
25-Apr-04                               466
---------------------------------------------------------
25-May-04                               470
---------------------------------------------------------
25-Jun-04                               462
---------------------------------------------------------
25-Jul-04                               466
---------------------------------------------------------
25-Aug-04                               457
---------------------------------------------------------
25-Sep-04                               449
---------------------------------------------------------
25-Oct-04                               453
---------------------------------------------------------
25-Nov-04                               444
---------------------------------------------------------
25-Dec-04                               448
---------------------------------------------------------
25-Jan-05                               438
---------------------------------------------------------
25-Feb-05                               435
---------------------------------------------------------
25-Mar-05                               453
---------------------------------------------------------
25-Apr-05                               427
---------------------------------------------------------
25-May-05                               431
---------------------------------------------------------
25-Jun-05                               421
---------------------------------------------------------
25-Jul-05                               424
---------------------------------------------------------
25-Aug-05                               414
---------------------------------------------------------
25-Sep-05                               411
---------------------------------------------------------
25-Oct-05                               414
---------------------------------------------------------
25-Nov-05                               403
---------------------------------------------------------
25-Dec-05                               407
---------------------------------------------------------
25-Jan-06                               501
---------------------------------------------------------
25-Feb-06                               500
---------------------------------------------------------

Approximate amount of excess spread based on the pricing speed and assuming that there are no losses continued.

---------------------------------------------------------
DISTRIBUTION               APPROXIMATE EXCESS
DATE                       SPREAD IN BASIS POINTS
---------------------------------------------------------
25-Mar-06                               517
---------------------------------------------------------
25-Apr-06                               494
---------------------------------------------------------
25-May-06                               500
---------------------------------------------------------
25-Jun-06                               492
---------------------------------------------------------
25-Jul-06                               498
---------------------------------------------------------
25-Aug-06                               492
---------------------------------------------------------
25-Sep-06                               496
---------------------------------------------------------
25-Oct-06                               505
---------------------------------------------------------
25-Nov-06                               499
---------------------------------------------------------
25-Dec-06                               506
---------------------------------------------------------
25-Jan-07                               499
---------------------------------------------------------
25-Feb-07                               489
---------------------------------------------------------
25-Mar-07                               510
---------------------------------------------------------
25-Apr-07                               488
---------------------------------------------------------
25-May-07                               495
---------------------------------------------------------
25-Jun-07                               488
---------------------------------------------------------
25-Jul-07                               495
---------------------------------------------------------
25-Aug-07                               488
---------------------------------------------------------
25-Sep-07                               486
---------------------------------------------------------
25-Oct-07                               493
---------------------------------------------------------
25-Nov-07                               486
---------------------------------------------------------
25-Dec-07                               493
---------------------------------------------------------
25-Jan-08                               485
---------------------------------------------------------
25-Feb-08                               485
---------------------------------------------------------
25-Mar-08                               499
---------------------------------------------------------
25-Apr-08                               485
---------------------------------------------------------
25-May-08                               492
---------------------------------------------------------
25-Jun-08                               484
---------------------------------------------------------
25-Jul-08                               491
---------------------------------------------------------
25-Aug-08                               484
---------------------------------------------------------
25-Sep-08                               484
---------------------------------------------------------
25-Oct-08                               491
---------------------------------------------------------
25-Nov-08                               483
---------------------------------------------------------
25-Dec-08                               490
---------------------------------------------------------




Approximate amount of excess spread based on the pricing speed and assuming that there are no losses continued.

---------------------------------------------------------
DISTRIBUTION               APPROXIMATE EXCESS
DATE                       SPREAD IN BASIS POINTS
---------------------------------------------------------
25-Jan-09                               483
---------------------------------------------------------
25-Feb-09                               483
---------------------------------------------------------
25-Mar-09                               504
---------------------------------------------------------
25-Apr-09                               482
---------------------------------------------------------
25-May-09                               487
---------------------------------------------------------
25-Jun-09                               479
---------------------------------------------------------
25-Jul-09                               486
---------------------------------------------------------
25-Aug-09                               479
---------------------------------------------------------
25-Sep-09                               478
---------------------------------------------------------
25-Oct-09                               483
---------------------------------------------------------
25-Nov-09                               476
---------------------------------------------------------
25-Dec-09                               483
---------------------------------------------------------
25-Jan-10                               476
---------------------------------------------------------
25-Feb-10                               476
---------------------------------------------------------
25-Mar-10                               499
---------------------------------------------------------
25-Apr-10                               477
---------------------------------------------------------
25-May-10                               485
---------------------------------------------------------
25-Jun-10                               478
---------------------------------------------------------
25-Jul-10                               486
---------------------------------------------------------
25-Aug-10                               480
---------------------------------------------------------
25-Sep-10                               480
---------------------------------------------------------
25-Oct-10                               487
---------------------------------------------------------
25-Nov-10                               481
---------------------------------------------------------
25-Dec-10                               489
---------------------------------------------------------
25-Jan-11                               482
---------------------------------------------------------